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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 10, 2006
                        ---------------------------------
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
            Michigan                               001-12673                           38-2828870
-------------------------------             ------------------------         -------------------------------
(State or other jurisdiction of             (Commission file number)         (I.R.S. Employer Identification
         incorporation)                                                                  Number)
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            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (616) 698-2100
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD.

         Riviera Tool Company (the "Company") Common Stock is quoted on the American Stock Exchange (the "AMEX" or "Exchange") under the symbol "RTC." In order for the Company's Common Stock to continue to be quoted on the AMEX, the Company must satisfy various continued listing standards as set forth in Part 10 of the AMEX Company Guide (the "Company Guide").

         On February 10, 2006, the Company received notice from the AMEX that a review of the Company's Form 10-Q for the first quarter ended November 30, 2005 indicated that it did not meet certain of the Exchange's continued listing standards, and the Company has, therefore, become subject to the procedures and requirements of Section 1009 of the Company Guide. Specifically, the Company is not in compliance with Section 1003(a)(ii) of the Company Guide with shareholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its four most recent fiscal years.

         In order to maintain its AMEX listing, the Company must submit a plan by March 13, 2006 advising the Exchange of action it has taken, or will take, that would bring it into compliance with the continued listing standards identified within a maximum of 18 months of receipt of the notice. The Listing Qualifications Department will evaluate the plan and make a determination as to whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the continued listing standards within 18 months, in which case the plan will be accepted. If the plan is accepted, the Company may be able to continue its listing during the plan period of up to eighteen months, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan.

         There can be no assurance the Listing Qualifications Department will grant the Company's request for continued listing. In the event of a delisting, the Company's Common Stock may be eligible to be traded on the Over-the-Counter Bulletin Board, provided that the Company is current in its filings under the Securities Exchange Act of 1934, as amended, at such time.

EXHIBITS

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   99.1              Press Release dated February 14, 2006.
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 14, 2006

                                    Riviera Tool Company

                                    /s/ Peter C. Canepa
                                    -----------------------
                                    Peter C. Canepa
                                    Chief Financial Officer



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                                  EXHIBIT INDEX

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EXHIBIT NO.          DESCRIPTION
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EX- 99.1             Press Release dated February 14, 2006
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